UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 19, 2010 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On November 19, 2010, the California Public Utilities Commission (“CPUC”) issued an order and notice to Pacific Gas and Electric Company (“Utility”), a subsidiary of PG&E Corporation, that the CPUC will investigate the natural gas explosion and fire that occurred on December 24, 2008 in a residential home in Rancho Cordova, California. In addition to property damage, the explosion resulted in one death and injuries to several other individuals. The CPUC’s Consumer Protection and Safety Division (“CPSD”) and the National Transportation Safety Board (“NTSB”) investigated the accident. The NTSB issued its investigative report in May 2010.  Based on the CPSD’s and the NTSB’s investigative findings, the CPSD requested the CPUC to open a formal investigation and recommended that the CPUC impose unspecified fines and penalties on the Utility. The CPUC stated in its order that the NTSB’s and the CPSD’s findings present the CPUC with sufficient information and good cause to commence a formal investigation to ascertain whether the Utility violated any law, regulation, CPUC general orders or decisions, or other rules or requirements applicable to its natural gas service and facilities, and, if so, the proper remedy for such violations.

In its order instituting the investigation, the CPUC stated that it will determine whether the Utility violated any such law, regulation, CPUC general orders or decisions, or other rules or requirements, and/or engaged in unreasonable and/or imprudent practices in connection with the Rancho Cordova accident.  The CPUC also stated that it intends to ascertain whether any management policies and practices contributed to violations of law and the Rancho Cordova accident.

The CPUC noted that it was aware that the Utility has made efforts to undertake a number of process improvement initiatives and that the CPUC expects to review them and ascertain whether they are adequate.  The CPUC stated that it may order the Utility to implement operational and policy measures designed to prevent future gas safety hazards.

The Utility is required to submit a report to the CPUC by December 17, 2010 to provide extensive information, from as far back as January 1, 2000, about its practices and procedures at issue.  The CPUC stated that a pre-hearing conference will be set to establish a schedule for the proceeding, including the date of an evidentiary hearing.

If the CPUC finds that the Utility violated law, the CPUC could assess fines and penalties of up to $20,000 a day, per violation.  In the order instituting the investigation, the CPUC stated that the CPSD appears to allege daily violations that occurred over long periods of time that the CPSD asserts caused or contributed to a person’s death.

PG&E Corporation and the Utility are unable to predict the outcome of the CPUC’s investigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: November 22, 2010	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: November 22, 2010	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary